Supplement to the Prospectus dated March 1, 2013

of

Credit Suisse Floating Rate High Income Fund — Class B Shares

The following sentence is added to the end of the first paragraph under the section entitled “More About the Funds — Share Valuation”:

The most recent NAV of each class of each fund is available on the funds’ website at www.credit-suisse.com/us/funds or by calling Credit Suisse Funds at 877-870-2874.

Shareholders should retain this supplement for future reference.

Dated: October 21, 2013

FLHI-PRO-LOAD-16-1013
2013-005